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                               AUXIER FOCUS FUND

                                   A SHARES
                                   C SHARES

                                  PROSPECTUS
                               NOVEMBER 1, 2007
                         SUPPLEMENTED NOVEMBER 9, 2007

INVESTMENT OBJECTIVE:
Long-term capital appreciation

5000 S.W. Meadows Road, Suite 410
Lake Oswego, OR 97035-2224
(877) 3-AUXIER (877) 328-9437

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTICE OF PRIVACY POLICY AND PRACTICES OF THE FUND IS INCLUDED WITH THIS PROSPECTUS BUT IS NOT CONSIDERED TO BE A PART OF THE PROSPECTUS.

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                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
RISK/RETURN SUMMARY.......................................................   1
   INVESTMENT OBJECTIVE
   Principal Investment Strategies
   Principal Investment Risks
   Temporary Defensive Position
   Who May Want to Invest in the Fund

PERFORMANCE INFORMATION...................................................   5

FEE TABLE.................................................................   7

MANAGEMENT................................................................   9
   THE ADVISER
   Other Service Providers
   Fund Expenses

YOUR ACCOUNT..............................................................  12
   How to Contact the Fund
   General Information
   Buying Shares
   Selling Shares
   Choosing a Share Class
   Exchange Privileges
   Tax Sheltered Retirement Plans

OTHER INFORMATION.........................................................  29
   DISTRIBUTIONS
   Taxes
   Organization

FINANCIAL HIGHLIGHTS......................................................  32

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                              RISK/RETURN SUMMARY

CONCEPTS TO                  This Prospectus offers A Shares and C Shares of
UNDERSTAND                   the Auxier Focus Fund (the "Fund"). The Fund
                             offers a third class of shares, Investor
COMMON STOCK                 Shares, which is not included in this
means an equity or           Prospectus.
ownership interest in a
company.                     INVESTMENT OBJECTIVE

EQUITY SECURITY              The investment objective of the Fund is to
means a security such        provide long-term capital appreciation. The
as a common stock,           investment objective of the Fund may be changed
preferred stock, or          without shareholder approval.
convertible security
that represents an           PRINCIPAL INVESTMENT STRATEGIES
ownership interest in a
company.                     The Fund invests primarily in a diversified
                             portfolio of equity securities that the Fund's
GROWTH COMPANIES             investment adviser, Auxier Asset Management LLC
are companies that           ("Adviser"), believes offer growth
have exhibited an            opportunities at a reasonable price. The
above average                Adviser will pursue an investment blend of
participation in             equity securities of growth companies and value
expanding markets,           companies. The Fund is not limited by a fixed
increase in earnings         allocation of assets to equity securities of
over the past few            either growth or value companies and depending
years and that have          upon the economic environment and judgment of
strong, and                  the Adviser may invest in either growth
sustainable earnings         companies or value companies to the exclusion
prospects.                   of the other. The Adviser's assessment of a
                             security's growth prospects and value (price)
VALUE COMPANIES              is based on several criteria, including:
are companies which
the Adviser believes             .  price to earnings
are undervalued
relative to assets,              .  price to cash flow
earnings, growth
potential or cash                .  rate of earnings growth
flows.
                                 .  consistency in past operating results
MARKET CAPITALIZATION
means the value of a             .  quality of management based on the
company's common                    Adviser's research
stock in the stock
market.                          .  present and projected industry position,
                                    based on the Adviser's research

                             The Adviser's research includes review of public information (such as annual reports), discussions with management, suppliers and competitors, and attending industry conferences.

Under normal circumstances, the Fund will invest primarily in the common stock of medium to large U.S. companies (those with market capitalizations above $3 billion at the time of investment). Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and /or value, which the Adviser's opinion, will be leaders in the U.S. economy. The

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sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short-and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company's debt securities offer more potential for long-term total return with less risk than an investment in the company's equity securities. The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities ("junk bonds") rated at the time of purchase BB/Ba or lower by Standard & Poor's or Moody's or, unrated, but determined to be of comparable quality by the Adviser. Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian Government and its governmental agencies. Some U.S. Government securities are supported by the full faith and credit of the U.S. Government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed. While a short sale is made by selling a security the seller does not own, a short sale is "against-the-box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund will not make short sales if, as a result, more than 20% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

The Fund typically sells a security when the Adviser's research indicates that there has been a deterioration in the company's fundamentals, such as changes in the company's competitive position or a lack of management focus. Company fundamentals are the factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

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The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

PRINCIPAL INVESTMENT RISKS

In general, stock values are affected by activities specific to a company as well as general market, economic and political conditions. The net asset value ("NAV") of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks include:

MARKET RISK Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth, and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

SECTOR RISK If the Fund's portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. The profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

SMALLER COMPANY RISK If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

    . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;

    . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

    . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and

    . More limited business activities, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect

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these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

VALUE STOCKS Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. The Fund's investments in value stocks may produce more modest gains than more aggressive stock funds.

GROWTH STOCKS Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

OTHER RISKS INCLUDE:

FOREIGN RISK Investments in foreign securities involve greater risks than investing in domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities, and changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the value of the Fund's foreign assets. Foreign securities may be subject to greater fluctuations in price than domestic securities because foreign markets may be smaller and less liquid than domestic markets. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems and certain foreign brokerage commissions and custody fees may be higher than those charged in domestic markets.

CREDIT RISK The value of your investment in the Fund may change in response to the credit ratings of the Fund's portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

HIGH YIELD SECURITIES RISK Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund's investments at favorable prices. In addition, valuation of the Fund's investments may become more difficult if objective market prices are unavailable. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties

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and reduce an issuer's ability to repay principal and interest. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

SHORT SALE RISK Positions in shorted securities are speculative and more risky than long positions in securities. The Fund may make short sales of securities or maintain a short position, in each case only against the box. A short sale against the box of a stock is where the Fund actually owns the securities but does not want to close out the position; therefore, the downside is limited to the amount paid for the security plus transaction costs.

PORTFOLIO TURNOVER RISK The Fund's strategy may result in high portfolio turnover rates which may increase the Fund's brokerage commission costs as well as its short-term capital gains and may negatively impact the Fund's performance.

TEMPORARY DEFENSIVE POSITION

In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. The Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with it policies.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be suitable for:

..  Long-term investors seeking a fund with a growth investment strategy; or

.. Investors who can tolerate the greater risks associated with common stock investments.

                            PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns for the periods shown compared to a broad measure of market performance. A shares and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively. As such, the returns shown for the periods prior to commencement of the A shares and C shares is of that of the Fund's Investors shares, which is not offered in this prospectus. A and C shares have different annual operating expenses, distribution fees and/or sale charges. Their performance varies from the performance of the Investors shares.

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Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total return of the A shares for the calendar year 2006. For the calendar year 2005, the performance is a blend of the A shares and the Investor shares; performance for the period from January 1, 2005 to July 7, 2005 is that of the Investor shares and from July 8, 2005 to December 30, 2005 is that of the A shares. Prior years' performance is that of the Investor shares. Sales loads or redemption fees are not reflected in the bar chart. If these amounts were reflected the annual total returns would be less than that shown.

    4.56%     12.95%     -7.38%     27.32%     10.64%      4.66%     11.75%
    2000       2001       2002       2003       2004       2005       2006

  The calendar year-to-date total return as of September 30, 2007 was 6.17%.

During the period shown in the chart the highest quarterly return was 15.64% (for the quarter ended June 30, 2003); and the lowest quarterly return was -8.30% (for the quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS The following table compares the Fund's A shares average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2006, to the S&P 500 Index, the Fund's benchmark. The table also compares the average annual total return before taxes of the C shares to the S&P 500 Index. Performance Information for A shares and C shares reflects the deduction of the maximum sales load.

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                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2006)

AUXIER FOCUS FUND                         1 YEAR 5 YEARS(1) SINCE INCEPTION(1)
-----------------                         ------ ---------- ------------------
A Shares - Return Before Taxes             5.32%    8.88%          8.54%

A Shares - Return After Taxes on
  Distributions                            4.23%    8.16%          7.91%

A Shares - Return After Taxes on
  Distributions and Sale of Fund Shares    4.06%    7.38%          7.16%

C Shares - Return Before Taxes            10.88%    6.98%          6.76%

S&P 500 Index/(2)/                        15.79%    6.19%          1.75%

--------
/(1)/ A shares commenced operations on July 8, 2005 and C shares commenced operations on August 26, 2005. Performance for the 5-year period and the Since Inception periods are a blended average annual returns which include the returns of the Investors shares prior to the commencement of operations of the A shares or C shares, as applicable.
/(2)/ For the period from July 9, 1999 to December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

                                   FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in A or C Class Shares of the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class's assets and are factored into a Fund class's share price rather than charged directly to shareholder accounts.

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SHAREHOLDER FEES/(1)/
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     A SHARES C SHARES
-----------------------------------------                     -------- --------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)/(2)/          5.75%    None
Maximum Contingent Deferred Sales Charge (Load) Imposed on
  Redemptions (as a percentage of the lesser of the sale
  price or cost)/(3)/                                           1.00%    1.00%
Redemption Fee (as a percentage of amount redeemed)/(4)/        2.00%    2.00%
Exchange Fee (as a percentage of amount redeemed)/(4)/          2.00%    2.00%

ANNUAL FUND OPERATING EXPENSES/(5)/
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                 A SHARES C SHARES
---------------------------------------------                 -------- --------
Management Fees/(6)/                                            1.35%    1.35%
Distribution (12b-1) Fees/(7)/                                  0.25%    1.00%
Other Expenses/(8)/                                             0.01%    0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%    2.36%
Fee Waiver and Expense Reimbursement/(9)/                      (0.26)%  (0.26)%
NET EXPENSES                                                    1.35%    2.10%
--------
/(1)/ Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.
/(2)/ No initial sales charge is applied to purchases of $1 million or more. /(3)/ A shares are subject to a 1.00% contingent deferred sales charge ("CDSC")
      on shares purchased without an initial sales charge and redeemed less than one year after they are purchased. C shares have a maximum CDSC of 1.00%. The Fund waives this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.
/(4)/ To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a redemption fee on shares redeemed or exchanged within 180 days after they are purchased, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.
/(5)/ Based on amounts for the Fund's fiscal year ending June 30, 2007 stated
      as a percentage of average daily net assets.
/(6)/ The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales) and Rule 12b-1 expenses.
/(7)/ The Fund has adopted a Rule 12b-1 Plan for the A Shares and C Shares that allow the Fund to pay an annual fee of up to 0.25% and 1.00%, respectively, to financial institutions that provide distribution and/or shareholder servicing to shareholders.
/(8)/ Other expenses include Acquired Fund Fees and Expenses ("AFFE"). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.
/(9)/ The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expense, and extraordinary expenses) through October 31, 2008 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets of the A Shares and 2.10% of the average daily net assets of the C Shares. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at anytime. AFFE are not included as direct Fund expenses that are subject to the contractual waiver.

EXAMPLE:

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The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class's Net Expenses (first year only) and Total Annual Fund Operating Expenses remain as stated in the previous table (with the contractual waivers expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          AUXIER FOCUS FUND        A SHARES             C SHARES
          -----------------   -------------------  -------------------
               1 Year               $  706               $  214
               3 Years              $1,033               $  715
               5 Years              $1,383               $1,242
              10 Years              $2,366               $2,686

                                  MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board oversees the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Auxier Asset Management LLC, (the "Adviser") serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Adviser is located at 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224. As of June 30, 2007, the Adviser managed approximately $425 million in assets. The Adviser receives an advisory fee of 1.35% of the average daily net assets of the Fund. The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales) and Rule 12b-1 expenses. For the fiscal year ended June 30, 2007, the Adviser received its entire fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended December 31, 2007.

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J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund. He has been Portfolio Manager of the Fund (including Predecessor Fund) since its inception in 1999. He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a Portfolio Manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company's Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to form the Adviser.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund "supermarket" platforms providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, ("Citi"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, a Chief Compliance Officer, Anti-Money Laundering Compliance Officer and Sarbanes-Oxley certifying officers as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

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FUND EXPENSES

The Adviser pays for the Fund's operating expenses except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses) and distribution (12b-1). Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Adviser may waive all or any portion of its fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect. Current fee waivers/expense reimbursements are reflected in the section titled "Fee Tables."

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                                 YOUR ACCOUNT

HOW TO CONTACT THE       GENERAL INFORMATION
FUND
                         You may purchase or sell (redeem) shares of a Fund
WRITE TO US AT:          class on each weekday that the New York Stock
Auxier Focus Fund        Exchange ("NYSE") is open. Under unusual
P.O. Box 182218          circumstances, a Fund class may accept and process
Columbus, OH 43218-      orders when the NYSE is closed if deemed appropriate
2218                     by the Trust's officers.

OVERNIGHT ADDRESS:       You may purchase or sell (redeem) shares of a Fund
Auxier Focus Fund        class at the NAV of a share of that Fund class next
3435 Stelzer Road        calculated, plus any applicable sales charge (or
Columbus, Ohio 43219     minus any applicable sales charge or
                         redemption/exchange fee in the case of redemptions or
TELEPHONE US AT:         exchanges), after the Transfer Agent receives your
877-328-9437 (Toll Free) request in proper form (as described in this
                         Prospectus on pages 18 through 22). For instance, if
WIRE INVESTMENTS (OR     the transfer agent receives your purchase, redemption
ACH PAYMENTS) TO US AT:  or exchange request in proper form after 4:00 p.m.,
Citibank, N.A            Eastern Time, your transaction will be priced at the
New York, NY             next business day's NAV minus any applicable sales
ABA #021000089           charge in the case of redemptions or exchanges. The
                         Fund cannot accept orders that request a particular
FOR CREDIT TO:           day or price for the transaction or any other special
Citigroup Fund Services, conditions.
LLC
Account #30576692        The Fund does not issue share certificates.
Auxier Focus Fund
(Your Name)              If you purchase shares directly from the Fund, you
(Your Account Number)    will receive quarterly statements detailing Fund
                         balances and all transactions completed during the prior quarter and a confirmation of each transaction.
                         Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts. During unusual market conditions, such as when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC, the Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and telephone exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. Under unusual circumstances, each Fund class may accept and process orders when the NYSE is closed if deemed appropriate by the Fund's officers. The time at which NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's assets, subtracting the liabilities, and then dividing the result (net assets) by the number of the Fund's shares outstanding. If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investment in other open-ended registered investment companies are valued at NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early;
(2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) the occurrence of events after the close of the securities markets on which Fund portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, the Fund's investment in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged (other then sales charges) by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

A Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

From time to time and at its own expense, the Adviser may also provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI and through the Fund's website, www.auxierasset.com.

BUYING SHARES

HOW TO MAKE PURCHASES Unless purchased through a third-party financial institution, all investments must be made by check, automated clearing house ("ACH") or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Auxier Focus Fund" or to one or more owners of the account and endorsed to "Auxier Focus Fund." For all other accounts, the check must be made payable on its face to "Auxier Focus Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your bank may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                             MINIMUM INITIAL MINIMUM ADDITIONAL
                                               INVESTMENT        INVESTMENT
                                             --------------- ------------------
Standard Accounts                                $2,000             $50
Tax Sheltered Retirement Plans                   $2,000             $50
Accounts with Systematic Investment Plans        $2,000             $50

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

Account Requirements

       TYPE OF ACCOUNT                           REQUIREMENT
-----------------------------  -----------------------------------------------

INDIVIDUAL, SOLE                   .  Instructions must be signed by all
PROPRIETORSHIP AND JOINT              persons required to sign exactly as
ACCOUNTS                              their names appear on the account
Individual accounts are owned
by one person, as are sole         .  Provide a power of attorney or similar
proprietorship accounts.              document for each person that is
Joint accounts have two or            authorized to open or transact business
more owners (tenants)                 if not a named account owner

GIFTS OR TRANSFERS TO A MINOR      .  Depending on state laws, you can set up
(UGMA, UTMA)                          a custodial account under UGMA or UTMA
These custodial accounts
provide a way to give money        .  The custodian must sign instructions in
to a child and obtain tax             a manner indicating custodial capacity
benefits

BUSINESS ENTITIES                  .  Provide certified articles of
                                      incorporation, a government-issued
                                      license or certificate, partnership
                                      agreement or similar document evidencing the identity and existence of the business entity

                                   .  Submit a secretary's (or similar)
                                      certificate listing the person(s)
                                      authorized to open and transact business for the accounts

TRUSTS                             .  The trust must be established before an
                                      account can be opened

                                   .  Provide the first and signature pages
                                      from the trust documents identifying the trustees

                                   .  Provide a power of attorney or similar
                                      document for each person that is
                                      authorized to open or transact business
                                      in the account if not a trustee of the
                                      trust

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, street address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and you will not be able to recoup any sales charges and/or redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of the Fund's A Shares and C Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged within 180 days of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

INVESTMENT PROCEDURES

        HOW TO OPEN AN ACCOUNT                HOW TO ADD TO YOUR ACCOUNT
--------------------------------------  --------------------------------------
THROUGH YOUR FINANCIAL ADVISER          THROUGH YOUR FINANCIAL ADVISER

..  Contact your adviser using the       .  Contact your adviser using the
   method that is most convenient for      method that is most convenient for
   you                                     you

BY CHECK                                BY CHECK

..  Call us, write us or visit           .  Fill out an investment slip from a
   www.auxierasset.com for an account      confirmation or write us a letter
   application
                                        .  Write your account number on your
..  Complete the application (and other     check
   required documents, if applicable)
                                        .  Mail us the slip (or your letter)
..  Mail us your original application       and the check
   (and other required documents, if
   applicable) and a check

BY WIRE                                 BY WIRE

..  Call us, write us or visit           .  Call to notify us of your incoming
   www.auxierasset.com for an account      wire
   application
                                        .  Instruct your financial institution
..  Complete the application (and other     to wire your money to us
   required documents, if applicable)

..  Call us to fax the completed
   application (and other required
   documents, if applicable) and we
   will assign you an account number

..  Mail us your original application
   (and other required documents, if
   applicable)

..  Instruct your financial institution
   to wire your money to us

BY ACH PAYMENT                          BY SYSTEMATIC INVESTMENT
Call us, write us or visit
www.auxierasset.com for an account      .  Complete the systematic investment
application                                section of the application

..  Complete the application (and other  .  Attach a voided check to your
   required documents, if applicable)      application

..  Call us to fax the completed         .  Mail us the completed original
   application (and other required         application and voided check
   documents, if applicable) and we
   will assign you an account number    .  We will electronically debit the
                                           purchase amount from the financial
..  Mail us your original application       institution identified in your
   (and other required documents, if       account application
   applicable)

..  We will electronically debit the
   purchase amount from the financial
   institution account identified in
   your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

Selling Shares The Fund processes redemption orders received in good order (refer to "How to Sell Shares from Your Account" in the following table), promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                     HOW TO SELL SHARES FROM YOUR ACCOUNT

THROUGH A FINANCIAL ADVISER

..  Contact your adviser by the method that is most convenient for you

BY MAIL

..  Prepare a written request including:

    .  Your name(s) and signature(s)

    .  Your account number

    .  The Fund name

    .  The dollar amount or number of shares you want to sell

    .  How and where to send the redemption proceeds

..  Obtain a signature guarantee (if required) (See "Signature Guarantee
   Requirements" below)

..  Obtain other documentation (if required)(See "Wire or ACH Redemption
   Privileges" below)

..  Mail us your request and documentation

BY WIRE OR ACH

.. Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application

.. Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR

..  Mail us your request (See "By Mail")

BY TELEPHONE

.. Call us with your request (unless you declined telephone redemption privileges on your account application)

..  Provide the following information:

    .  Your account number

    .  Exact name(s) in which the account is registered

    .  Additional form of identification

..  Redemption proceeds will be:

    .  Mailed to you OR

    . Electronically credited to your account at the financial institution identified on your account application

SYSTEMATICALLY

..  Complete the systematic withdrawal section of the application

..  Attach a voided check to your application

..  Mail us your original completed application

.. Redemption proceeds will be mailed to your address of record or electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Overnight mail redemption will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment or wire, or to your address of record if by check. Systematic withdrawals must be for at least $250 for check or ACH payment and $5,000 minimum for wire redemptions.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

    .  Written requests to redeem $100,000 or more

    .  Changes to a shareholder's record name

    . Redemptions from an account for which the address or account registration has changed within the last 30 days

    . Sending redemption and distribution proceeds to any person, address or financial institution account not on record

    . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

    . Adding or changing ACH or wire instructions, telephone redemption or exchange option or any other election in connection with your account

The transfer agent reserves the right to require a signature guarantee(s) on any redemptions.

REDEMPTION FEE The sale of the Fund's A Shares and C Shares are subject to a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged for any sale of shares made within 180 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waiver redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

    . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name

    . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

    .  Redemptions of shares purchased through a dividend reinvestment program

    .  Redemptions pursuant to a systematic withdrawal plan

    . Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
       Section 403(b) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, then no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two occasions. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent can locate you.

CHOOSING A SHARE CLASS

This Prospectus offers A Shares and C Shares of the Fund. The Fund offers a third class of shares which is not included in this Prospectus. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. Important factors to consider include:

    .  How much you plan to invest;

    .  How long you plan to hold your shares;

    .  Total expenses associated with each class of shares; and

    .  Whether you qualify for any reduction or waiver of the sales charge.

SUMMARY OF IMPORTANT DIFFERENCES AMONG SHARE CLASSES

                                   A SHARES                  C SHARES
                           ------------------------  -------------------------
Initial sales charge                 Yes                        No
Contingent deferred sales  1.00% (only if purchased
  charge                    without initial sales
                                   charge)                     1.00%
Rule 12b-1 fee                       0.25%                     1.00%
Redemption fee                       2.00%                     2.00%
Minimum Purchase                    $2,000                    $2,000

If you want lower annual Fund expenses, A Shares may be right for you, particularly if you qualify for a reduction or waiver of the initial sales charge. If you do not want to pay an initial sales charge, and are uncertain as to how long you may hold your shares, C Shares may be right for you.

               A SHARES                                C SHARES
--------------------------------------  --------------------------------------
Initial sales charge means that a       No initial sales charge means that
portion of your initial investment      your full investment immediately goes
goes toward the sales charge.           toward buying shares
Reduction and waivers of the sales
charge are available in certain
circumstances.

Lower expenses than C Shares mean       Higher distribution and service fees
higher dividends per share.             than A Shares mean higher expenses and
                                        lower dividends per share.

A CDSC of up to 1.00% may be charged    A CDSC of 1.00% imposed on redemptions
on certain redemptions of A Shares      made within one year of purchase; No
purchased without an initial sales      reduction of the CDSC is available,
charge for which a dealer concession    but waivers are available in certain
was paid if the redemption is made      circumstances.
within one year of purchase.

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you. The following sub-sections summarize information you should know regarding sales charges applicable to A Shares and C Shares of the Fund. Sales charge information is not separately posted on the Fund's website located at www.auxierasset.com because the prospectus for A Shares and C Shares containing this information is available on the Fund's website.

A SHARES A Shares are available through registered broker-dealers, investment advisers, banks and other financial institutions. A Shares are sold at the public offering price, which is the NAV per share plus any initial sales charge as described below. Unless waived or discounted, you pay an initial sales charge on purchases of A Shares. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

BREAKPOINTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints allow larger investments in A Shares to be charged lower sales charges. If you invest $50,000 or more in A Shares of the Fund, then you are eligible for a reduced sales charge.

                                    SALES CHARGE (LOAD) AS % OF:
                                    ---------------------------
                                        PUBLIC       NET ASSET       DEALER
AMOUNT OF PURCHASE                  OFFERING PRICE   VALUE/(1)/   REALLOWANCE %
------------------                  --------------   ---------    -------------
$0 but less than $50,000                 5.75%         6.10%          5.00%
$50,000 but less than $100,000           5.00%         5.26%          4.25%
$100,000 but less than $250,000          4.25%         4.44%          3.50%
$250,000 but less than $500,000          3.50%         3.63%          2.75%
$500,000 but less than $1,000,000        2.75%         2.83%          2.00%
$1,000,000 and up                        0.00%         0.00%          0.00%
--------
/(1)/ Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than shown in the table.

You pay no initial sales charge on purchases of A Shares in the amount of $1 million or more, and on purchases made through certain intermediaries. On these purchases, the Distributor or the Adviser may pay to your dealer of record a sales commission of up to 1.00% of the purchase amount. A Shares are subject to a 12b-1 fee of 0.25% of the NAV. If you purchased your A Shares without a sales charge and you redeem your A Shares within 12 months of purchase, you will be subject to a 1.00% CDSC. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

REDUCED SALES CHARGES -- A SHARES You may qualify for a reduced initial sales charge on purchases of the Fund's A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund will combine the value of your current purchase with the value of all share classes of any other series of the Trust managed by the Adviser (as of the Fund's prior business day) and that were purchased previously for accounts (i) in your name,
(ii) in your spouse's name, (iii) in the name of you and your spouse (iv) in the name of your minor children under the age of 21, and (v) sharing the same mailing addresses ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding those Accounts:

    . Information or records regarding A Shares held in all accounts in your name at the transfer agent;

    . Information or records regarding A Shares held in all accounts in your name at a financial intermediary; and

    . Information or records regarding A Shares for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares within a future period of 13 months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.

ELIMINATION OF INITIAL SALES CHARGES -- A SHARES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

    . A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended ("IRC") or a plan operating consistent with
       Section 403(b) of the IRC

    . Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee

    . Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative

    . Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts); and

    . Any person who exchanges into the Fund from another mutual fund for which the Adviser provides advisory services

Purchases of A Shares in an amount equal to investments of $1 million or more are not subject to a initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase. In addition to the waivers previously discussed, purchases of A Shares in an amount less than $1 million may be eligible for a waiver of the sales charge in the following circumstances:

    . Purchases made through certain intermediaries, which may include the following: National Financial Services LLC NTF ("Fidelity"), National Investor Services Corp. NTF ("TD Waterhouse"), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing

    . Purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker dealers or other service organizations which have entered into service agreements with the Fund. Such programs generally have other fees and expenses, so you should read any materials provided by that organization.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

C SHARES C Shares are available through registered broker-dealers, investment advisers, banks and other financial institutions. C Shares are purchased at NAV without deducting a sales charge. You do not pay an initial sales charge on purchases of C Shares and all of your purchase payment is immediately invested in the Fund. Although you pay no initial sales charge at the time of purchasing your C Shares, the Distributor or Adviser may pay the dealer of record a sales commission of up to 1.00% of the amount you invest in C Shares. C Shares are subject to a 12b-1 fee of 1.00%. If you redeem your C Shares within 12 months of purchase, you will be subject to a 1.00% CDSC. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE -- A SHARES AND C SHARES A CDSC is assessed on redemptions of A Shares that were part of a purchases of $1 million or more. The CDSC is assessed as follows:

                         REDEEMED WITHIN         SALES CHARGE
                  -----------------------------  ------------
                     First year of purchase          1.00%
                           Thereafter                0.00%

A CDSC is assessed on redemptions of C Shares as follows:

                         REDEEMED WITHIN         SALES CHARGE
                  -----------------------------  ------------
                     First year of purchase          1.00%
                           Thereafter                0.00%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

CDSC EXEMPT TRANSACTIONS With respect to A Shares and C Shares of the Fund, certain redemptions are not subject to a contingent deferred sales charge. No such charge is imposed on:

    . Redemptions of shares acquired through the reinvestment of dividends and distributions;

    . Involuntary redemptions by the Fund of a shareholder account with a low account balance;

    . Involuntary redemptions by the Fund of a shareholder account if the Fund or its agents reasonably believes that fraudulent or illegal activity is occurring or is about to occur in the account;

    . Redemptions of shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability;

    . Redemptions to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code in connection with loan, hardship withdrawals, death, disability, retirement, change of employment, or an excess contribution; and

    . Required distributions from an IRA or other retirement account after the accountholder reaches the age of 70 1/2. For these purposes, the term disability shall have the meaning ascribed thereto in Section 72(m)(7) of the Code. Under that provision, a person is considered disabled if the person is unable to engage in any gainful substantial activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

       Appropriate documentation satisfactory to the Fund is required to substantiate any shareholder death or disability.

RULE 12B-1 PLAN The Trust has adopted Rule 12b-1 plans under which the Fund pays the Distributor 0.25% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares for distribution services and the servicing of shareholder accounts. Because A Shares and C Shares pay these distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plans to the Adviser or other financial institutions that provide distribution and shareholder services with respect to A Shares and C Shares.

EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other mutual funds by telephone or in writing. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, if you exchange A Shares or C Shares within 180 days of purchase, you will be charged a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" above for additional information. To calculate redemption fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time. The Fund may reduce or eliminate the exchange fee without notice but increases in such fees require 60 days prior notice. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

THROUGH A FINANCIAL ADVISER

    .  Contact your Adviser using the method that is most convenient for you

BY MAIL

..  Prepare a written request including:

    .  Your name(s) and signature(s)

    .  Your account number

    .  The names of each fund (and class) you are exchanging

    .  The dollar amount or number of shares you want to sell (and exchange)

.. Open a new account and complete an account application if you are requesting different shareholder privileges

..  Obtain a signature guarantee, if required

..  Mail us your request and documentation

BY TELEPHONE

.. Call us with your request (unless you declined telephone redemption privileges on your account application)

..  Provide the following information:

    .  Your account number

    .  Exact name(s) in which account is registered

    .  Additional form of identification

TAX SHELTERED RETIREMENT PLANS

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement accounts ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent regarding investment in the Fund through a retirement account.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be subject to Federal income tax on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (5% for non-corporate U.S. shareholders in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                             FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance since the Fund's inception. Certain information reflects financial results for a single Fund class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The information for the year ended June 30, 2007 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                      A SHARES  A SHARES(A)   C SHARES      C SHARES
                                     ---------- ------------ ----------- ---------------
                                     YEAR ENDED JULY 8, 2005 YEAR ENDED  AUGUST 26, 2005
                                        JUNE    THROUGH JUNE    JUNE       THOUGH JUNE
                                      30, 2007  30, 2006(B)  30, 2007(B)   30, 2006(B)
                                     ---------- ------------ ----------- ---------------
SELECTED DATA FOR A SINGLE SHARE
BEGINNING NET ASSET VALUE PER SHARE    $14.77      $14.81      $14.78        $14.70
                                       ------      ------      ------        ------
Investment Operations
   Net investment income (loss)          0.41        0.21        0.25          0.11
   Net realized and unrealized
     gain (loss) on investments          2.63        0.14        2.67          0.24
                                       ------      ------      ------        ------
Total from Investment Operations         3.04        0.35        2.92          0.35
                                       ------      ------      ------        ------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                (0.27)      (0.18)      (0.15)        (0.06)
   Net realized gain on investments     (0.47)      (0.21)      (0.47)        (0.21)
                                       ------      ------      ------        ------
Total Distributions to Shareholders     (0.74)      (0.39)      (0.62)        (0.27)
                                       ------      ------      ------        ------
REDEMPTION FEE                             --          --          --            --
                                       ======      ======      ======        ======
ENDING NET ASSET VALUE PER SHARE       $17.07      $14.77      $17.08        $14.78
                                       ======      ======      ======        ======
TOTAL RETURN(D)(E)                      21.10%       2.32%      20.18%         2.38%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's
  omitted)                             $  399      $  392      $   51        $   47
Ratios to Average Net Assets(f)
   Net investment income                 2.59%       1.56%       1.61%         0.84%
   Net expenses                          1.35%       1.35%       2.10%         2.10%
   Gross expenses(g)                     1.60%       1.61%       2.36%         2.36%
PORTFOLIO TURNOVER RATE(D)                 16%         28%         16%           28%

--------
(a) Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented is for the period July 8, 2005 through June 30, 2006.
(b) A and C shares commenced operations on July 8, 2005 and August 26, 2005, respectively.
(c) Calculated based on average shares outstanding for the period.
(d) Not annualized for periods less than one year.
(e) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(f) Annualized for periods less than one year.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.

                               AUXIER FOCUS FUND

                             FOR MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS               are not posted because only the
Additional information about the Fund's  Fund's most frequently requested
investments is available in the Fund's   literature is made available.
annual/semi-annual reports to
shareholders. In the Fund's annual       SECURITIES AND EXCHANGE COMMISSION
report, you will find a discussion of    INFORMATION
the market conditions and investment     You can also review and copy the
strategies that significantly affected   Fund's annual/semi-annual reports,
the Fund's performance during its last   the SAI and other information about
fiscal year.                             the Fund at the Public Reference Room
                                         of the Securities and Exchange
STATEMENT OF ADDITIONAL INFORMATION      Commission ("SEC"). The scheduled
("SAI")                                  hours of operation of the Public
The SAI provides more detailed           Reference Room may be obtained by
information about the Fund and is        calling the SEC at (202) 551-8090.
incorporated by reference into, and      You can get copies of this
thus is a part of, this Prospectus.      information, for a fee, by e-mailing
                                         or writing to:
CONTACTING THE FUND
You can get free copies of the Fund's            Public Reference Room
annual/semi-annual reports and the SAI,   Securities and Exchange Commission
request other information and discuss         Washington, D.C. 20549-0102
your questions about the Fund by          E-mail address: publicinfo@sec.gov
contacting the Fund at:
                                         Fund information, including copies of
           Auxier Focus Fund             the annual/semi-annual reports and
            P.O. Box 182218              the SAI, is available on the SEC's
        Columbus, OH 43218-2218          website at www.sec.gov.
      (877) 328-9437 (Toll Free)
                                                      Distributor
The prospectus, SAI and annual reports        Foreside Fund Services, LLC
are made available on the Fund's                   www.foresides.com
website at www.auxierasset.com. The
semi-annual reports

Investment Company Act File No. 811-3023

                                 104-PUAC-1107

                               AUXIER FOCUS FUND

                                INVESTOR SHARES

                                  PROSPECTUS
                               NOVEMBER 1, 2007
                         SUPPLEMENTED NOVEMBER 9, 2007

INVESTMENT OBJECTIVE:
Long-term capital appreciation

5000 S.W. Meadows Road, Suite 410
Lake Oswego, OR 97035-2224
(877) 3-AUXIER (877) 328-9437

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTICE OF PRIVACY POLICY AND PRACTICES OF THE FUND IS INCLUDED WITH THIS PROSPECTUS BUT IS NOT CONSIDERED TO BE A PART OF THE PROSPECTUS.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
RISK/RETURN SUMMARY.......................................................   1
   INVESTMENT OBJECTIVE
   Principal Investment Strategies
   Principal Investment Risks
   Temporary Defensive Position
   Who May Want to Invest in the Fund

PERFORMANCE INFORMATION...................................................   5

FEE TABLE.................................................................   7

MANAGEMENT................................................................   9
   THE ADVISER
   Other Service Providers
   Fund Expenses

YOUR ACCOUNT..............................................................  11
   How to Contact the Fund
   General Information
   Buying Shares
   Selling Shares
   Exchange Privileges
   Tax Sheltered Retirement Plans

OTHER INFORMATION.........................................................  23
   DISTRIBUTION
   Taxes
   Organization

FINANCIAL HIGHLIGHTS......................................................  25

                              RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND  This Prospectus offers Investor Shares of the Auxier
                        Focus Fund (the "Fund"). The Fund offers A Shares and
COMMON STOCK            C Shares which are not included in this Prospectus.
means an equity or
ownership interest in   INVESTMENT OBJECTIVE
a company.
                        The investment objective of the Fund is to provide
EQUITY SECURITY         long-term capital appreciation. The investment
means a security such   objective of the Fund may be changed without
as a common stock,      shareholder approval.
preferred stock, or
convertible security    PRINCIPAL INVESTMENT STRATEGIES
that represents an
ownership interest in   The Fund invests primarily in a diversified portfolio
a company.              of equity securities that the Fund's investment
                        adviser, Auxier Asset Management LLC ("Adviser"),
GROWTH COMPANIES        believes offer growth opportunities at a reasonable
are companies that      price. The Adviser will pursue an investment blend of
have exhibited an       equity securities of growth companies and value
above average           companies. The Fund is not limited by a fixed
participation in        allocation of assets to equity securities of either
expanding markets,      growth or value companies and depending upon the
increase in earnings    economic environment and judgment of the Adviser may
over the past few       invest in either growth companies or value companies
years and that have     to the exclusion of the other. The Adviser's
strong, and             assessment of a security's growth prospects and value
sustainable earnings    (price) is based on several criteria, including:
prospects, and
reasonable stock            .  price to earnings
prices.
                            .  price to cash flow
VALUE COMPANIES
are companies which         .  rate of earnings growth
the Adviser believes
are undervalued             .  consistency in past operating results
relative to assets,
earnings, growth            .  quality of management, based on the Adviser's
potential or cash              research
flows.
                            .  present and projected industry position, based
MARKET CAPITALIZATION          on the Adviser's research
means the value of a
company's common stock  The Adviser's research includes review of public
in the stock market.    information (such as annual reports), discussions with
                        management, suppliers and competitors, and attending industry conferences.

Under normal circumstances, the Fund will invest primarily in the common stock of medium to large U.S. companies (those with market capitalizations above $3 billion at the time of investment). Certain sectors of the market are likely to be over-weighted compared to others because the Adviser focuses on sectors that it believes demonstrate the best fundamentals for growth at a reasonable price and value, which in the Adviser's opinion, will be leaders in the U.S. economy.

The sectors in which the Fund may be over-weighted will vary at different points in the economic cycle.

The Fund may invest up to 20% of its net assets in foreign securities, including American Depositary Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

The Fund intends to remain primarily invested in equity securities. However, the Fund may invest in short- and long-term debt securities and convertible debt securities of U.S. companies if the Adviser believes that a company's debt securities offer more potential for long-term total return with less risk than an investment in the company's equity securities. The Fund may invest up to 25% of its net assets in lower-rated securities or comparable unrated securities ("junk bonds") rated at the time of purchase BB/Ba or lower by Standard & Poor's or Moody's or, unrated, but determined to be of comparable quality by the Adviser. Junk bonds are subject to greater credit and market risk than higher-rated securities.

The Fund also may invest up to 25% of its net assets in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by the Canadian government and its governmental agencies. Some U.S. Government securities are supported by the full faith and credit of the U.S. Government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank. Although these issuers are chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury.

The Fund may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In addition, while borrowing securities for outstanding short sales, the Fund provides the lender collateral which is marked to market in an amount equal to the value of the security borrowed. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. The Fund will not make short sales if, as a result, more than 20% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

The Fund typically sells a security when the Adviser's research indicates that there has been a deterioration in the company's fundamentals, such as changes in the company's competitive position or a lack of management focus. Company fundamentals are the factors reflective of a company's financial condition including balance sheets and income statements, asset history, earnings history, product or service development and management productivity.

The Fund does not intend to purchase or sell securities for short-term trading purposes. However, if the objective of the Fund would be better served, the Fund may engage in active trading of the Fund's portfolio securities.

PRINCIPAL INVESTMENT RISKS

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value ("NAV") of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks include:

MARKET RISK Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth, and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

SECTOR RISK If the Fund's portfolio is over-weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over-weighted in that sector. For example, the health care sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. As another example, financial services companies are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. The profitability of companies in the financial services industries can also be significantly affected by the cost of capital, changes in interest rates and price competition.

SMALLER COMPANY RISK If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

    . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;

    . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

    . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and

    . More limited business activities, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

VALUE STOCKS Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. The Fund's investments in value stocks may produce more modest gains than more aggressive stock funds.

GROWTH STOCKS Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

OTHER RISKS INCLUDE:

FOREIGN RISK Investments in foreign securities involve greater risks than investing in domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities, and changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the value of the Fund's foreign assets. Foreign securities may be subject to greater fluctuations in price than domestic securities because foreign markets may be smaller and less liquid than domestic markets. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems and certain foreign brokerage commissions and custody fees may be higher than those charged in domestic markets.

CREDIT RISK The value of your investment in the Fund may change in response to the credit ratings of the Fund's portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. The financial condition of an issuer of a fixed income security held by the Fund may deteriorate and cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

HIGH YIELD SECURITIES RISK Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund's investments at favorable prices. In addition, valuation of the Fund's investments may become more difficult if objective market prices are unavailable. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade fixed-income securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

SHORT SALE RISK Positions in shorted securities are speculative and more risky than long positions in securities. The Fund may make short sales of securities or maintain a short position, in each case only against the box. A short sale against the box of a stock is where the Fund actually owns the securities but does not want to close out the position; therefore, the downside is limited to the amount paid for the security plus transaction costs.

PORTFOLIO TURNOVER RISK The Fund's strategy may result in high portfolio turnover rates which may increase the Fund's brokerage commission costs as well as its short-term capital gains and may negatively impact the Fund's performance.

TEMPORARY DEFENSIVE POSITION

In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure. The Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with it policies.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be suitable for:

..  Long-term investors seeking a fund with a growth investment strategy; or

.. Investors who can tolerate the greater risks associated with common stock investments.

                            PERFORMANCE INFORMATION

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's Investor shares performance from year to year and by showing how the Fund's average annual total returns for the periods compare to a broad measure of market performance.

The Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund") on December 10, 2004. The Predecessor Fund maintained substantially similar investment objectives and investment policies to that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The Fund is a continuation of the Predecessor Fund. The performance of the Fund's Investor Shares for the period prior to December 10, 2004 is that of the Predecessor. The net expenses of the Fund's Investor Shares are the same as the net expenses of the Predecessor Fund.

Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers and/or expense reimbursements performance would have been lower.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS The following chart shows the annual total returns of the Investor Shares for the past seven years.

    4.05%     12.67%     -6.79%     26.75%     10.73%      4.58%     11.75%
    2000       2001       2002       2003       2004       2005       2006

   The calendar year to date total return as of September 30, 2007 was 6.17%

During the periods shown in the chart, the highest quarterly return was 15.64% (for the quarter ended June 30, 2003); and the lowest quarterly return was -8.30% (for the quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS The following table compares the Fund's average annual total return, average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2006, to the S&P 500 Index, the Fund's benchmark. Investor shares commenced operations on July 9, 1999.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2006)

AUXIER FOCUS FUND -- INVESTOR CLASS            1 YEAR 5 YEARS SINCE INCEPTION
-----------------------------------            ------ ------- ---------------
Return Before Taxes                            11.75%  8.86%       8.53%

Return After Taxes on Distributions            10.60%  8.15%       7.90%

Return After Taxes on Distributions and Sale
  of Fund Shares                                8.28%  7.37%       7.16%

S&P 500 Index                                  15.79%  6.19%       1.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The S&P 500 Index is a market value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of fees, expenses or taxes.

                                   FEE TABLE

The following tables describe the various fees and expenses that you may pay if you invest in Investor Class shares of the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund class. Operating expenses, which include fees of the Adviser, are paid out of the Fund class's assets and are factored into the Fund class's share price rather than charged directly to shareholder accounts.

    SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)               INVESTOR SHARES
    -----------------------------------------               ---------------
    Maximum Sales Charge (Load) Imposed on Purchases             None
    Maximum Deferred Sales Charge (Load)                         None
    Redemption Fee/(1)(2)/(as a percentage of amount
      redeemed)                                                  2.00%
    Exchange Fee/(1)(2)/(as a percentage of amount
      redeemed)                                                  2.00%

    ANNUAL FUND OPERATING EXPENSES
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(3)/      INVESTOR SHARES
    --------------------------------------------------      ---------------
    Management Fees/(4)/                                         1.35%
    Distribution Fees                                            None
    Other Expenses/(5)/                                          0.01%

    TOTAL ANNUAL FUND OPERATING EXPENSES                             1.36%
    Fee Waiver and Expense Reimbursement/(6)/                       (0.01)%
    NET EXPENSES                                                     1.35%
--------
/(1)/ The Fund is intended for long-term investors. Therefore, to discourage short-term trading and market timing which can increase the costs of the Fund, the Fund charges a 2.00% redemption fee on shares redeemed or exchanged within 180 days after they are purchased, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.
/(2)/ A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
/(3)/ Based on amounts incurred for the Fund's fiscal year ended June 30, 2007 stated as a percentage of average daily net assets.
/(4)/ The Adviser is obligated to pay all direct expenses of the Fund except distributions, taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales).
/(5)/ Other expenses include Acquired Fund Fees and Expenses ("AFFE"). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.
/(6)/ The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through October 31, 2008 to the extent necessary to maintain the total annual operating expenses at 1.35% of the average daily net assets. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time. AFFE are not included as direct Fund expenses that are subject to the contractual waiver.

EXAMPLE:

The following is a hypothetical example intended to help you compare the cost of investing in the Fund's Investor shares to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses (first year only) remain as stated in the table above (with the contractual waiver expiring at the end of the first year) and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                              AUXIER FOCUS FUND
                                INVESTOR CLASS
                           -------------------------
                1 YEAR       3 YEARS       5 YEARS      10 YEARS
                ------     -----------   -----------   -----------
                 $138         $433          $749         $1,645

                                  MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board oversees the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Auxier Asset Management LLC, (the "Adviser") serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund. The Adviser is located at 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224. As of June 30, 2007, the Adviser managed approximately $425 million in assets. The Adviser receives an advisory fee of 1.35% of the average daily net assets of the Fund. The Adviser uses the Management Fees to pay all expenses of the Fund except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest and dividend expenses on short sales) and distribution expenses. For the fiscal year ended June 30, 2007, the Adviser received its entire fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended December 31, 2007.

J. Jeffrey Auxier, President and Chief Investment Officer of the Adviser since its inception in 1998, is responsible for the day-to-day management of the Fund. He has been Portfolio Manager of the Fund (including Predecessor Fund) since its inception in 1999. He is a graduate of the University of Oregon, and began his investment career in 1982. Mr. Auxier has extensive money management experience. As a portfolio manager with Smith Barney, Mr. Auxier managed money for high net worth clients on a discretionary basis from 1988 until he founded the Adviser in July 1998. In 1993, Mr. Auxier was designated a Smith Barney Senior Portfolio Management Director, the highest rank in the company's Portfolio Management Program, and was chosen as the top Portfolio Manager from among 50 Portfolio Managers in the Smith Barney Consulting Group. In 1997 and 1998, Money magazine named him as one of their top ten brokers in the country. Mr. Auxier was a Senior Vice President with Smith Barney when he left to found the Adviser.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for inclusion of the Fund on mutual fund "supermarket" platforms, for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, ("Citi"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Fund's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

FUND EXPENSES

The Adviser pays for the Fund's operating expenses except taxes, extraordinary expenses, independent trustee fees and expenses, brokerage fees and commissions, borrowing costs (including interest an dividend expenses on short sales) and distributions. Expenses of the Fund's Investor shares consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. The Adviser may waive all or any portion of its fees and/or reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect. Current fee waivers/expense reimbursements are reflected in the section titled "Fee Tables."

                                 YOUR ACCOUNT

HOW TO CONTACT THE           GENERAL INFORMATION
FUND
                             You may purchase or sell (redeem) shares on each
WRITE TO US AT:              weekday that the New York Stock Exchange ("NYSE")
Auxier Focus Fund            is open. Under unusual circumstances, the Fund's
P.O. Box 182218              Investor shares may accept and process
Columbus, OH 43218-          shareholder orders when the NYSE is closed if
2218                         deemed appropriate by the Trust's officers.

OVERNIGHT ADDRESS:           You may purchase or sell (redeem) the Fund's
3435 Stelzer Road            Investor shares at the NAV next calculated,
Columbus, OH 43219           (minus any applicable redemption fee in the case
                             of redemptions and exchanges) after the Transfer
TELEPHONE US AT:             Agent receives your request in proper form (as
877-328-9437 (Toll Free)     described in this Prospectus on pages 10 through
                             20). For instance, if the transfer agent receives
WIRE INVESTMENTS (OR         your purchase, redemption or exchange request in
ACH PAYMENTS) TO US AT:      proper form after 4:00 p.m., Eastern time, your
Citibank, N.A                transaction will be priced at the next business
New York, NY                 day's NAV of the relevant Fund class plus any
ABA #021000089               applicable sales charge (or minus any applicable
                             redemption fee in the case of redemptions or
FOR CREDIT TO:               exchanges). The Fund cannot accept orders that
Citigroup Fund Services,     request a particular day or price for the
LLC                          transaction or any other special conditions.
Account #30576692
Auxier Focus Fund            The Fund does not issue share certificates.
(Your Name)
(YOUR ACCOUNT NUMBER)        If you purchase shares directly from the Fund,
                             you will receive quarterly statements detailing
                             Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts. During unusual market conditions, such as when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC, the Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemptions privilege and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's assets, subtracting the liabilities and then dividing the results (net assets) by the number of the Fund's shares outstanding. If the Fund invests in securities that trade in foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-ended registered investment companies are valued at NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early;
(2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) the occurrence of events after the close of the securities markets on which Fund portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in securities of smaller companies is more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies. Similarly, the Fund's investment in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund's portfolio investments trade in markets on days when that Fund is not open for business that Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which that Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

A Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

From time to time and at its own expense, the Adviser may also provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI and through the Fund's website, www.auxierasset.com.

BUYING SHARES

HOW TO MAKE PURCHASES Unless purchased through a third-party financial institution, all investments must be made by check, automated clearing house ("ACH") or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Auxier Focus Fund" or to one or more owners of the account and endorsed to "Auxier Focus Fund." For all other accounts, the check must be made payable on its face to "Auxier Focus Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your bank may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                            MINIMUM INITIAL MINIMUM ADDITIONAL
                                              INVESTMENT        INVESTMENT
                                            --------------- ------------------
Standard Accounts                               $10,000            $50
Tax Sheltered Retirement Plans                  $ 3,000            $50
Systematic Investment Plans
   - Standard Accounts                          $ 2,000            $50
   - Tax Sheltered Retirement Plan              $ 2,000            $50

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

ACCOUNT REQUIREMENTS

            TYPE OF ACCOUNT                           REQUIREMENT
----------------------------------------- ------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT     .  Instructions must be signed
ACCOUNTS                                         by all persons required to
                                                 sign exactly as their names
Individual accounts are owned by one             appear on the account
person, as are sole proprietorship
accounts. Joint accounts have two or          .  Provide a power of attorney
more owners (tenants)                            or similar document for each
                                                 person that is authorized to
                                                 open or transact business if
                                                 not a named account owner

GIFTS OR TRANSFERS TO A MINOR (UGMA,          .  Depending on state laws, you
UTMA)                                            can set up a custodial
                                                 account under UGMA or

These custodial accounts              UTMA
provide a way to give money to
a child and obtain tax benefits     .  The custodian must sign
                                       instructions in a manner indicating
                                       custodial capacity

BUSINESS ENTITIES                   .  Provide certified articles of
                                       incorporation, a government-issued
                                       license or certificate, partnership
                                       agreement or similar document
                                       evidencing the identity and
                                       existence of the business entity

                                    .  Submit a secretary's (or similar)
                                       certificate listing the person(s)
                                       authorized to open or transact
                                       business for the accounts

TRUSTS                              .  The trust must be established
                                       before an account can be opened

                                    .  Provide the first and signature
                                       pages from the trust documents
                                       identifying the trustees

                                    .  Provide a power of attorney or
                                       similar document for each person
                                       that is authorized to open or
                                       transact business in the account if
                                       not a trustee of the trust

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the NAV next calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and you will not be able to recoup any redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Compliance Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of the Fund's Investor Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged within 180 days of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privilege" for additional information.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

INVESTMENT PROCEDURES

        HOW TO OPEN AN ACCOUNT                HOW TO ADD TO YOUR ACCOUNT
--------------------------------------  --------------------------------------
THROUGH YOUR FINANCIAL ADVISER          THROUGH YOUR FINANCIAL ADVISER

Contact your adviser using the method   Contact your adviser using the method
that is most convenient for you         that is most convenient for you

BY CHECK                                BY CHECK

..  Call us, write us or visit           .  Fill out an investment slip from a
   www.auxierasset.com for an account      confirmation or write us a letter
   application
                                        .  Write your account number on your
..  Complete the application (and other     check
   required documents, if applicable)
                                        .  Mail us the slip (or your letter)
..  Mail us your original application       and the check
   (and other required documents, if
   applicable) and a check

BY WIRE                                 BY WIRE

..  Call us, write us or visit           .  Call to notify us of your incoming
   www.auxierasset.com for an account      wire
   application
                                        .  Instruct your financial institution
..  Complete the application (and other     to wire your money to us
   required documents, if applicable)

..  Call us to fax the completed
   application (and other required
   documents, if applicable) and we
   will assign you an account number

..  Mail us your original application
   (and other required documents, if
   applicable)

..  Instruct your financial institution
   to wire your money to us

BY ACH PAYMENT                          BY SYSTEMATIC INVESTMENT

..  Call us, write us or visit           .  Complete the systematic investment
   www.auxierasset.com for an account      section of the application
   application
                                        .  Attach a voided check to your
..  Complete the application (and other     application
   required documents, if applicable)
                                        .  Mail us the completed original
..  Call us to fax the completed            application and voided check
   application (and other required
   documents, if applicable) and we     .  We will electronically debit the
   will assign you an account number       purchase amount from the financial
                                           institution identified in your
                                           account application

..  Mail us your original application
   (and other required documents, if
   applicable)

..  We will electronically debit the
   purchase amount from the financial
   institution account identified in
   your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders received in good order (refer to "How to Sell Shares from Your Account" in the following table), promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay processing redemption requests until such payment is received, which may be up to 15 calendar days.

                     HOW TO SELL SHARES FROM YOUR ACCOUNT

THROUGH A FINANCIAL ADVISER

..  Contact your adviser by the method that is most convenient for you

BY MAIL

..  Prepare a written request including:

    .  Your name(s) and signature(s)

    .  Your account number

    .  The Fund name

    .  The dollar amount or number of shares you want to sell

    .  How and where to send the redemption proceeds

..  Obtain a signature guarantee (if required) (See "Signature Guarantee
   Requirements" below)

..  Obtain other documentation (if required)(See "Wire or ACH Redemption
   Privileges" below)

..  Mail us your request and documentation

BY WIRE OR ACH

.. Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application

.. Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR

..  Mail us your request (See "By Mail")

BY TELEPHONE

.. Call us with your request (unless you declined telephone redemption privileges on your account application)

..  Provide the following information:

    .  Your account number

    .  Exact name(s) in which the account is registered

    .  Additional form of identification

..  Redemption proceeds will be:

    .  Mailed to you OR

    . Electronically credited to your account at the financial institution identified on your account application

SYSTEMATICALLY

..  Complete the systematic withdrawal section of the application

..  Attach a voided check to your application

..  Mail us your original completed application

.. Redemption proceeds will be mailed to your address of record or electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire or ACH is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Overnight mail redemption will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment or wire, or to your address of record if by check. Systematic withdrawals must be for at least $250 for check or ACH payment and $5,000 minimum for wire redemptions.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

    .  Written requests to redeem $100,000 or more

    .  Changes to a shareholder's record name

    . Redemptions from an account for which the address or account registration has changed within the last 30 days

    . Sending redemption and distribution proceeds to any person, address or financial institution account not on record

    . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

    . Adding or changing ACH or wire instructions, telephone redemption or exchange option or any other election in connection with your account

The transfer agent reserves the right to require a signature guarantee(s) on all redemptions.

REDEMPTION FEE The sale of the Fund's Investor Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged for any sale of shares made within 180 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

    . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name

    . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

    .  Redemptions of shares purchased through a dividend reinvestment program

    .  Redemptions pursuant to a systematic withdrawal plan

    . Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
       Section 403(b) of the IRC.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $2,000, the Fund may ask you to increase your balance. If the account value is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two occasions. When an account is "lost", all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the transfer agent can locate you.

EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other funds in the Trust by telephone or in writing. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, if you exchange Investor Shares within 180 days of purchase, you will be charged a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" above for additional information. To calculate redemption fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time. The Fund may reduce or eliminate the exchange fee without notice but increases in such fees require 60 days prior notice. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

THROUGH A FINANCIAL ADVISER

..  Contact your Adviser using the method that is most convenient for you

BY MAIL

..  Prepare a written request including:

    .  Your name(s) and signature(s)

    .  Your account number

    .  The names of each fund you are exchanging

    .  The dollar amount or number of shares you want to sell (and exchange)

.. Open a new account and complete an account application if you are requesting different shareholder privileges

..  Obtain a signature guarantee, if required

..  Mail us your request and documentation

BY TELEPHONE

.. Call us with your request (unless you declined telephone redemption privileges on your account application)

..  Provide the following information:

    .  Your account number

    .  Exact name(s) in which account is registered

    .  Additional form of identification

TAX SHELTERED RETIREMENT PLANS

Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent regarding retirement plan options. Please consult with an attorney or tax adviser regarding investment in the Fund through a retirement account.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be subject to Federal income tax on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (5% for non-corporate U.S. shareholders in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                             FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single Fund class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The information for the year ended June 30, 2007 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                         YEAR ENDED JUNE 30,
                        -----------------------------------------------------
                           2007        2006        2005     2004(A)   2003(A)
                        --------    --------    -------    -------    -------
SELECTED DATA FOR A
  SINGLE SHARE
BEGINNING NET ASSET
  VALUE PER SHARE       $  14.76    $  14.64    $ 13.74    $ 11.68    $ 11.33
                        --------    --------    -------    -------    -------
INVESTMENT OPERATIONS
   Net investment
     income (loss)          0.38(b)     0.21(b)    0.15(b)    0.13(b)    0.20
   Net realized and
     unrealized gain
     (loss) on
     investments            2.66        0.30       1.08       2.10       0.42
                        --------    --------    -------    -------    -------
Total from Investment
  Operations                3.04        0.51       1.23       2.23       0.62
                        --------    --------    -------    -------    -------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
   Net investment
     income                (0.27)      (0.18)     (0.08)     (0.17)     (0.10)
   Net realized gain
     on investments        (0.47)      (0.21)     (0.25)        --      (0.17)
                        --------    --------    -------    -------    -------
Total Distributions to
  Shareholders             (0.74)      (0.39)     (0.33)     (0.17)     (0.27)
                        --------    --------    -------    -------    -------
REDEMPTION FEE(B)            -- (c)      -- (c)     -- (c)      --         --
                        ========    ========    =======    =======    =======
ENDING NET ASSET VALUE
  PER SHARE                17.06    $  14.76    $ 14.64    $ 13.74    $ 11.68
                        ========    ========    =======    =======    =======
TOTAL RETURN               21.11%       3.44%      9.01%     19.17%      5.72%
RATIOS/SUPPLEMENTARY
  DATA
Net Assets at End of
  Period (000's
  omitted)              $116,774    $103,642    $96,395    $63,885    $25,141
Ratios to Average Net
  Assets(d)
   Net investment
     income                 2.40%       1.44%      1.09%      0.97%      1.89%
   Net expenses             1.35%       1.35%      1.35%      1.35%      1.35%
   Gross expenses(e)        1.36%       1.36%      1.35%      1.35%      1.36%
PORTFOLIO TURNOVER RATE       16%         28%        28%        18%        37%
--------
(a) Audited by other Independent Registered Public Accounting Firm.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.

                               AUXIER FOCUS FUND

                             FOR MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS               other information about the Fund at
Additional information about the Fund's  the Public Reference Room of the
investments is available in the Fund's   Securities and Exchange Commission
annual/semi-annual reports to            ("SEC"). The scheduled hours of
shareholders. In the Fund's annual       operation of the Public Reference
report, you will find a discussion of    Room may be obtained by calling the
the market conditions and investment     SEC at (202) 551-8090. You can get
strategies that significantly affected   copies of this information, for a
the Fund's performance during its last   fee, by e-mailing or writing to:
fiscal year.
                                                 Public Reference Room
STATEMENT OF ADDITIONAL INFORMATION       Securities and Exchange Commission
("SAI")                                       Washington, D.C. 20549-0102
The SAI provides more detailed            E-mail address: publicinfo@sec.gov
information about the Fund and is
incorporated by reference into, and      Fund information, including copies of
thus is a part of, this Prospectus.      the annual/semi-annual reports and
                                         the SAI, is available on the SEC's
CONTACTING THE FUND                      website at www.sec.gov.
You can get free copies of the Fund's
annual/semi-annual reports and the SAI,
request other information and discuss                 Distributor
your questions about the Fund by              Foreside Fund Services, LLC
contacting the Fund at:                            www.foresides.com

           Auxier Focus Fund                                    104-PUINV-1107
            P.O. Box 18221
        Columbus, OH 43218-2218
      (877) 328-9437 (Toll Free)

The prospectus, SAI and annual reports
are made available on the Fund's
website at www.auxierasset.com. The
semi-annual reports are not posted
because only the Fund's most frequently
requested literature is made available.

SECURITIES AND EXCHANGE COMMISSION
INFORMATION
You can also review and copy the Fund's
annual/semi-annual reports, the SAI and

Investment Company Act File No. 811-3023